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                                                                    EXHIBIT 99.2

05/99                                                                    Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER  CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:          $     2,820,943,156.54
Beginning of the Month Finance Charge Receivables:     $       125,840,699.72
Beginning of the Month Discounted Receivables:         $                 0.00
Beginning of the Month Total Receivables:              $     2,946,783,856.26


Removed Principal Receivables:                         $                 0.00
Removed Finance Charge Receivables:                    $                 0.00
Removed Total Receivables:                             $                 0.00


Additional Principal Receivables:                      $                 0.00
Additional Finance Charge Receivables:                 $                 0.00
Additional Total Receivables:                          $                 0.00


Discounted Receivables Generated this Period:          $                 0.00


End of the Month Principal Receivables:                $     2,775,718,774.20
End of the Month Finance Charge Receivables:           $       131,434,056.52
End of the Month Discounted Receivables:               $                 0.00
End of the Month Total Receivables:                    $     2,907,152,830.72


Special Funding Account Balance                        $                 0.00
Aggregate Invested Amount (all Master Trust Series)    $     2,330,000,000.00
End of the Month Transferor Amount                     $       445,718,774.20
End of the Month Transferor Percentage                                 16.06%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                              RECEIVABLES


       30-59 Days Delinquent                           $        64,403,536.46
       60-89 Days Delinquent                           $        48,059,530.68
       90+ Days Delinquent                             $        97,880,913.57

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05/99                                                                    Page 2

       Total 30+ Days Delinquent                       $       210,343,980.71
       Delinquent Percentage                                            7.24%

Defaulted Accounts During the Month                    $        22,278,961.96
Annualized Default Percentage                                           9.48%

Principal Collections                                          394,955,543.48
Principal Payment Rate                                                 14.00%

Total Payment Rate                                                     14.96%


INVESTED AMOUNTS


       Class A Initial Invested Amount                 $       368,000,000.00
       Class B Initial Invested Amount                 $        32,000,000.00

INITIAL INVESTED AMOUNT                                $       400,000,000.00

       Class A Invested Amount                         $       368,000,000.00
       Class B Invested Amount                         $        32,000,000.00

INVESTED AMOUNT                                        $       400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         14.18%
PRINCIPAL ALLOCATION PERCENTAGE                                        14.18%


MONTHLY SERVICING FEE                                  $           666,666.66

INVESTOR DEFAULT AMOUNT                                $         3,159,156.81


CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                            92.00%

       Class A Finance Charge Collections              $         6,427,939.22
       Other Amounts                                   $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                          $         6,427,939.22
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05/99                                                                    Page 3

       Class A Monthly Interest                        $         1,527,430.00
       Class A Servicing Fee                           $           613,333.33
       Class A Investor Default Amount                 $         2,906,424.27

TOTAL CLASS A EXCESS SPREAD                            $         1,380,751.62


REQUIRED AMOUNT                                        $                 0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

       Class B Finance Charge Collections              $           558,951.23
       Other Amounts                                   $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                          $           558,951.23


       Class B Monthly Interest                        $           135,655.56
       Class B Servicing Fee                           $            53,333.33

TOTAL CLASS B EXCESS SPREAD                            $           369,962.34



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                    $         1,750,713.96


       Excess Spread Applied to Required Amount        $                 0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                     $                 0.00

       Excess Spread Applied to Class B Items          $           252,732.54

       Excess Spread Applied to Class B Investor
       Charge Offs                                     $                 0.00
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05/99                                                                    Page 4

       Excess Spread Applied to Monthly Cash
       Collateral Fee                                  $            27,066.67

       Excess Spread Applied to Cash Collateral
       Account                                         $                 0.00

       Excess Spread Applied to other amounts owed
       Cash Collateral Depositor                       $                 0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                            $         1,470,914.75


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                      $         5,609,279.15


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                          $                 0.00

       Excess Finance Charge Collections Applied to
       Required Amount                                 $                 0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                    $                 0.00

       Excess Finance Charge Collections Applied to
       Class B Items                                   $                 0.00

       Excess Finance Charge Collections Applied to
       Class B Investor Charge Offs                    $                 0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                     $                 0.00

       Excess Finance Charge Collections Applied to
       Cash Collateral Account                         $                 0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor    $                 0.00
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05/99                                                                    Page 5

YIELD AND BASE RATE --


       Base Rate (Current Month)                                        7.16%
       Base Rate (Prior Month)                                          7.19%
       Base Rate (Two Months Ago)                                       7.20%

THREE MONTH AVERAGE BASE RATE                                           7.18%

       Portfolio Yield (Current Month)                                 11.48%
       Portfolio Yield (Prior Month)                                   11.42%
       Portfolio Yield (Two Months Ago)                                14.43%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    12.44%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

       Class A Principal Collections                   $        51,524,320.40

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

       Class B Principal Collections                   $         4,480,375.68

TOTAL PRINCIPAL COLLECTIONS                            $        56,004,696.08


REALLOCATED PRINCIPAL COLLECTIONS                      $                 0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
SERIES                                                 $                 0.00


CLASS A AMORTIZATION --

       Controlled Amortization Amount                  $                 0.00
       Deficit Controlled Amortization Amount          $                 0.00

CONTROLLED DISTRIBUTION AMOUNT                         $                 0.00
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05/99                                                                    Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                  $                 0.00
       Deficit Controlled Amortization Amount          $                 0.00

CONTROLLED DISTRIBUTION AMOUNT                         $                 0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
SHARING                                                $        56,004,696.08


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                           $                 0.00

CLASS B INVESTOR CHARGE OFFS                           $                 0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                $                 0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                $                 0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                 $        52,000,000.00
       Available Cash Collateral Amount                $        52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Paymets               $                 0.00
       Class B Interest Rate Cap Paymets               $                 0.00


TOTAL DRAW AMOUNT                                      $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                        $                 0.00

                                               First USA Bank, NA
                                               as Servicer


                                               By: Tracie H. Klein
                                                  -----------------------
                                               Tracie H. Klein
                                               First Vice President